UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(A) of the Securities Exchange Act of 1934
(Amendment No. )

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HOTCHKIS AND WILEY FUNDS
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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HOTCHKIS AND WILEY FUNDS
725 SOUTH FIGUEROA STREET, 39TH FLOOR
LOS ANGELES, CALIFORNIA 90017

_______________, 2007

Dear Shareholder:

A special joint shareholder meeting of the Hotchkis and Wiley Funds (the “Trust”) will be held on May 18, 2007. The joint meeting is to consider and vote on the Board of Trustees of the Trust and to enable the Funds to engage in securities lending if Hotchkis and Wiley management and the Board of Trustees consider such activity to be appropriate.

There are TWO ballots, one for each issue: A Ballot to Elect Trustees and a Ballot to Amend Investment Restriction.

The Board of Trustees has the responsibility to represent the best interests of all shareholders. We are fortunate to have a number of individuals committed to doing just that. Five of the individuals on the Ballot to Elect Trustees are already Board members and currently serve as Independent Trustees. Randall H. Breitenbach, Robert L. Burch III and John Gavin have served as Independent Trustees since the inception of the Trust in 2001. Marcy Elkind, Ph.D. and Robert Fitzgerald joined the Board as Independent Trustees in 2005. The other three individuals on the Ballot to Elect Trustees include two nominees to serve as additional Independent Trustees, Alejandra C. Edwards, Ph. D. and Donald G. Morrison, Ph. D., and the CEO of Hotchkis and Wiley Capital Management, George H. Davis, Jr., who will be the management representative on the Board.

The second Ballot, the Ballot to Amend Investment Restriction, would enable the Funds to engage in securities lending if Hotchkis and Wiley management and your Board of Trustees considers such activity to be appropriate and beneficial. Hotchkis and Wiley currently believes there may be some potential for additional shareholder return with limited risk and expense.

The Board of Trustees has approved these recommendations and believes they are in the best interests of the Funds and their shareholders. The Trustees recommend that you vote in favor of each proposal in the Proxy Statement.

The attached Proxy Statement describes the voting process for shareholders. We ask that you read it carefully and vote in favor of each Trustee nominated and the proposal to amend the Funds’ investment restriction to allow the Funds to engage in securities lending. The election returns will be reported at the joint meeting on May 18, 2007. Please return BOTH proxy cards in the postage-paid envelope as soon as possible. You also may vote over the Internet or by telephone. Please follow the instructions on the enclosed proxy cards to use these methods of voting.

Thank you for your continued support.

Sincerely, Nancy D. Celick President of the Trust and Chairman of the Board of Trustees

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HOTCHKIS AND WILEY FUNDS

HOTCHKIS AND WILEY CORE VALUE FUND

HOTCHKIS AND WILEY LARGE CAP VALUE FUND

HOTCHKIS AND WILEY MID-CAP VALUE FUND

HOTCHKIS AND WILEY SMALL CAP VALUE FUND

HOTCHKIS AND WILEY ALL CAP VALUE FUND

_________________________

NOTICE OF SPECIAL JOINT MEETINGS OF SHAREHOLDERS

 To be held on May 18, 2007
_________________________

________________, 2007

To the Shareholders:

Notice is hereby given of a Special Meeting of Shareholders of the Hotchkis and Wiley Core Value Fund, Hotchkis and Wiley Large Cap Value Fund, Hotchkis and Wiley Mid-Cap Value Fund, Hotchkis and Wiley Small Cap Value Fund and Hotchkis and Wiley All Cap Value Fund (each a “Fund” and collectively the “Funds”), each a series of Hotchkis and Wiley Funds (the “Trust”), to Elect Trustees and a Special Meeting to Amend Investment Restriction. The Special Joint Meetings will be held at the offices of Hotchkis and Wiley Capital Management, LLC (the “Advisor”), 725 South Figueroa Street, 39th Floor, Los Angeles, California 90017 on May 18, 2007 at 8:00 a.m. and 9:00 a.m., respectively, Pacific Time, to consider the following:

Special Meeting to Elect Trustees

•	A proposal to confirm by election or re-election five current Trustees and elect three new nominees to the Board of Trustees.

•	Any other routine business that may properly come before the meeting.

Special Meeting to Amend Investment Restriction

•	A proposal to approve a change in the Funds’ fundamental investment restriction to permit securities lending.

•	Any other non-routine business that may properly come before the meeting.

The Board of Trustees has fixed the close of business on March 5, 2007 as the record date for determining the shareholders of the Trust entitled to notice of and to vote at the Meetings or any adjournment thereof.

By Order of the Board of Trustees

/s/ Nancy D. Celick

Nancy D. Celick
President of the Trust and
Chairman of the Board of Trustees

PLEASE INDICATE YOUR VOTE ON BOTH ENCLOSED PROXY CARDS. SIGN, DATE AND RETURN BOTH OF THEM IN THE ENVELOPE PROVIDED. PLEASE MAIL YOUR PROXY CARDS PROMPTLY. YOU MAY ALSO RETURN PROXIES BY (1) TOUCH-TONE TELEPHONE VOTING OR (2) VOTING OVER THE INTERNET.

QUESTIONS AND ANSWERS

YOUR VOTE IS VERY IMPORTANT!

While we encourage you to read the full text of the enclosed Proxy Statement, here is a brief overview of the matters affecting the Trust that will require your vote.

Q.	What are shareholders being asked to vote on at the upcoming special meetings on May 18, 2007?

A.	At the Special Meeting to Elect Trustees, you will be voting on a proposal to elect or re-elect eight individuals to serve as Trustees on the Board of Trustees of the Hotchkis and Wiley Funds.

At the Special Meeting to Amend Investment Restriction, you will be voting on a proposal to change a fundamental investment policy of each Fund to permit the Funds to engage in securities lending.

Q.	Who are the nominees to the Board?

A.
There are eight nominees, five of whom currently serve as Trustees of the Trust, and three new nominees. Of the eight nominees, seven will serve as Independent Trustees, and the eighth will be a member of Hotchkis and Wiley management.

Q.	Why is the Board of Trustees recommending that shareholders approve the election of the Trustees?

A.
The Board of Trustees of the Trust approved the proposal for a number of reasons, but mainly considered that a larger board would expand the breadth and depth of the Board by adding Trustees with varied backgrounds and qualifications. The Board also considered that an increase in the number of Independent Trustees on the Board would be beneficial to current and future shareholders of the Funds.

The Board recommends that you vote FOR the election of each nominee.

Q.	How will the election of the nominees affect management of my Fund?

A.
Although, if elected, your Board will have new Trustees, the Advisor of your Fund will not change. The proposal is not intended to impact the investment policies, strategies and risks of your Fund, and the composition of your Fund’s portfolio should not change as a result of the election of Trustees.

Q.	How will the election of the nominees affect the expenses of my Fund?

A.
The Fund will experience a modest increase in Trustees’ fees for the Independent Trustees following the election of the new Board. Part of this increase represents an increase in the number of Trustees, and part of the increase represents an increase in Trustees’ fees similar to that instituted by many mutual funds recently, reflecting the increased responsibilities of board members under new regulatory requirements. However, the additional fees are immaterial to the overall expenses of your Fund and are not expected to materially alter the expense ratio or the net asset value of your Fund. In addition, the Board believes the governance benefits likely to result from a larger board with a wider variety of skill sets should outweigh any of these additional fees.

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Q.	Why is the Board recommending a change to the Funds’ investment restriction to allow the Funds to engage in securities lending?

A.
The Advisor believes, and the Board agrees, that securities lending may have the potential for some additional return for the participating Funds with limited risk or expense. The change will not commit the Funds to engage in securities lending, but it allows this additional income generating activity to be considered and authorized in the future.

The Board recommends that you vote FOR the amendment of the Funds’ fundamental investment restriction to allow the Funds to engage in securities lending.

Q.	How do I vote?

A.
You can vote by mail, using the enclosed proxy cards or in person at the special meetings. You may also vote over the Internet or by telephone. Please follow the instructions on the enclosed proxy cards to utilize these methods of voting. Please remember that you are being asked to vote on these issues on TWO separate ballots.

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Hotchkis and Wiley Funds

HOTCHKIS AND WILEY CORE VALUE FUND

HOTCHKIS AND WILEY LARGE CAP VALUE FUND

HOTCHKIS AND WILEY MID-CAP VALUE FUND

HOTCHKIS AND WILEY SMALL CAP VALUE FUND

HOTCHKIS AND WILEY ALL CAP VALUE FUND

_________________________

PROXY STATEMENT

_________________________

This joint Proxy Statement is furnished in conjunction with the solicitation of proxies by the Board of Trustees of the Hotchkis and Wiley Funds (the “Trust”) for voting at the Special Meeting to Elect Trustees and the Special Meeting to Amend Investment Restriction of shareholders of each of the above Funds to be held at 8:00 a.m. and 9:00 a.m., respectively, Pacific Time, on May 18, 2007, at the offices of Hotchkis and Wiley Capital Management, LLC (the “Advisor”), 725 South Figueroa Street, 39th Floor, Los Angeles, California 90017, or such later time as may be necessary, and all adjournments of each Meeting. This Proxy Statement, the Notice of Special Meetings and the proxy cards are first being mailed to shareholders on or about ___________, 2007.

As set forth in the attached notice, shareholders will be asked to vote on the following proposals at the Meetings. The following table shows the shareholders that are entitled to vote for each proposal.

Special Meeting to Elect Trustees

Proposal	Shareholders Entitled to Vote
To elect each nominee as a Trustee of the Trust.	Shareholders of the Trust, voting together

Special Meeting to Amend Investment Restriction

Proposal	Shareholders Entitled to Vote
To approve an amendment to the Funds’ fundamental investment restrictions to allow securities lending.	Shareholders of each Fund, voting separately by Fund

The Board has fixed the close of business on March 5, 2007 (the “Record Date”) as the record date for the determination of shareholders of the Funds entitled to notice of and to vote at each Meeting. The table below lists the number of shares of each Fund that were outstanding at the close of business on the Record Date. Shareholders of the Funds are entitled to one vote for each full share held and fractional votes for fractional shares held on the Record Date.

Name of Fund	Total Number of Shares Outstanding
Hotchkis and Wiley Core Value Fund	134,288,420
Hotchkis and Wiley Large Cap Value Fund	239,929,859
Hotchkis and Wiley Mid-Cap Value Fund	160,478,776
Hotchkis and Wiley Small Cap Value Fund	13,967,323
Hotchkis and Wiley All Cap Value Fund	7,945,933

The Board of Trustees knows of no business, other that that specifically mentioned in the Notice of Special Meetings of Shareholders, that will be presented for consideration at either Meeting. If other business should properly come before either Meeting, the proxy holders will vote thereon in accordance with their best judgment.

THE FUNDS PROVIDE ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS.  ADDITIONAL COPIES OF THE FUNDS' MOST RECENT ANNUAL AND SEMI-ANNUAL REPORTS ARE AVAILABLE UPON REQUEST AND WITHOUT CHARGE BY WRITING TO THE HOTCHKIS AND WILEY FUNDS, C/O HOTCHKIS AND WILEY CAPITAL MANAGEMENT, LLC, 725 SOUTH FIGUEROA STREET, 39TH FLOOR, LOS ANGELES, CALIFORNIA 90017, OR BY CALLING 1-866-HW-FUNDS (1-866-493-8637).

ONE PROXY STATEMENT IS BEING DELIVERED TO MULTIPLE SHAREHOLDERS SHARING AN ADDRESS, UNLESS THE FUNDS HAVE RECEIVED CONTRARY INSTRUCTIONS FROM ONE OR MORE OF THE SHAREHOLDERS.  THE FUNDS WILL UNDERTAKE TO DELIVER PROMPTLY, UPON WRITTEN OR ORAL REQUEST, A SEPARATE COPY OF THE PROXY STATEMENT TO ANY SHAREHOLDER WHO CONTACTS THE FUNDS IN WRITING, OR BY PHONE, AS STATED ABOVE.  SIMILARLY, SHAREHOLDERS SHARING AN ADDRESS CAN REQUEST SINGLE COPIES OF A FUTURE PROXY STATEMENT OR ANNUAL OR SEMI-ANNUAL REPORT BY CONTACTING THE FUNDS IN WRITING OR BY TELEPHONE.

 SPECIAL MEETING TO ELECT TRUSTEES
PROPOSAL 1: ELECTION OF TRUSTEES

Introduction

The eight persons shown below have been nominated to the Board of Trustees of the Trust. The persons named as proxies on your proxy card will vote for the election of all of the individuals listed below unless authority to vote for any or all of the nominees is withheld in the proxy card. The nominees, if elected, will take office on _______________, 2007. Each of the nominees listed below has consented to serve as a Trustee, if elected. However, if any nominee should become unavailable for election due to events not known or anticipated, the persons named as proxies will vote for such other nominees as the current Board may recommend. All of the nominees were approved by the Nominating and Governance Committee of the Board of Trustees. Each of Randall H. Breitenbach, Robert L. Burch III, Marcy Elkind, Ph.D., Robert Fitzgerald and John A.G. Gavin is currently serving as a Trustee who is not an “interested person” of the Trust (an “Independent Trustee”) as defined in the Investment Company Act of 1940, as amended (the “1940 Act”). Messrs. Breitenbach, Burch and Gavin have previously been elected to the Board by shareholder vote and in their case your vote represents a confirmation or re-election of these individuals. Alejandra C. Edwards, Ph. D., Donald G. Morrison, Ph. D., and George H. Davis, Jr. do not currently serve on the Board of Trustees.

Trustee Nominees

The names and birth years of the Trustee nominees, their principal occupations during the past five years and certain of their other affiliations are provided below. No Trustee nominee is expected to serve as an officer of the Trust. The address of each Trustee nominee for purposes of business relating to the Trust is c/o Hotchkis and Wiley Capital Management, LLC (the “Advisor”), 725 South Figueroa Street, 39th Floor, Los Angeles, California 90017.

Name and Year of Birth	Position Held with the Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios/ Funds in Complex to be Overseen by Nominee	Other Trusteeships/Director- ships Held by Nominee
Independent Trustee Nominees
Randall H. Breitenbach (born 1960)	Trustee	Since 2001	Co-Founder, Director and CEO, BreitBurn Energy Partners, L.P. (1988 — present); Chairman, Finance Committee, Stanford University PIC Endowment (1999 — present).	5	BreitBurn Energy Partners, L.P.
Robert L. Burch III (born 1934)	Trustee	Since 2001	Managing Partner, A.W. Jones Co. (investments) (1984 - present); Chairman, Jonathan Mfg. Corp. (slide manufacturing) (1977 - 2004).	5	None
Marcy Elkind, Ph.D. (born 1947)	Trustee	Since 2005	President, Elkind Economics, Inc. (1980 - present).	5	None

Name and Year of Birth	Position Held with the Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios/ Funds in Complex to be Overseen by Nominee	Other Trusteeships/Director- ships Held by Nominee
Robert Fitzgerald (born 1952)	Trustee	Since 2005	Chief Financial Officer of National Retirement Partners, Inc. (2005 - present); Executive Vice President and Chief Financial Officer of PIMCO Advisors L.P. (1995 - 2001).	5	None
John A.G. Gavin (born 1931)	Trustee	Since 2001	Senior Counselor, Hicks Holdings (private equity investment firm) (2001 - present); Chairman, Gamma Holdings (international capital and consulting) (1968 - present); Partner and Managing Director, Hicks, Muse, Tate & Furst (Latin America) (private equity investment firm) (1994 — 2001); U.S. Ambassador to Mexico (1981 — 1986).	5	Causeway Capital Management Trust; Claxson S.A.; TCW Galileo Funds
Alejandra C. Edwards, Ph. D. (born 1954)	None	Nominee	California State University - Long Beach: Associate Chair Economics (2001 - present); Graduate Advisor Economics (2000 - present); Professor of Economics (1994 - present).	5	None

Name and Year of Birth	Position Held with the Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios/ Funds in Complex to be Overseen by Nominee	Other Trusteeships/Director- ships Held by Nominee
Donald G. Morrison, Ph. D. (born 1939)	None	Nominee	The William E. Leonhard Professor in the Anderson Graduate School of Management at the University of California, Los Angeles (1988 - present).	5	None
Interested Trustee Nominee[2]
George H. Davis, Jr.[3] (born 1961)	None	Nominee	Principal, Portfolio Manager and Chief Executive Officer, Hotchkis and Wiley Capital Management, LLC (2001 - present)	5	None
(1) Each Trustee serves until his or her successor is elected and qualified, until he or she retires in accordance with the Trust’s retirement policy, or until his or her death or resignation or removal as provided in the Trust’s Agreement and Declaration of Trust.
(2) As defined in the 1940 Act, an “interested person" of an investment company includes, among other persons, (1) any person who is affiliated with the investment company, its investment adviser or principal underwriter; (2) any person who has (during the preceding six-month period) executed any portfolio transactions for, engaged in any principal transactions with, distributed shares of, or loaned money or property to, the investment company, affiliated investment companies or accounts managed by its investment adviser; (3) any person or partner or employee of any person who (during the preceding two fiscal years) has acted as legal counsel for the investment company; and (4) any member of the immediate family of any natural person who is an affiliated person of the investment company.
(3) Mr. Davis is an “interested person,” as defined in the 1940 Act, of the Trust based on his positions as Principal and Chief Executive Officer of the Advisor.

The Trust’s Agreement and Declaration of Trust (the “Declaration of Trust”) does not require the annual election of Trustees. However, in accordance with the 1940 Act, the Trust is required to hold a shareholders’ meeting for the election of Trustees if, after filling a vacancy on the Board of Trustees, less than two-thirds of the Trustees holding office would have been elected by the shareholders.

Officers of the Trust

The names and birth years of the current officers of the Trust, their principal occupations during the past five years and certain of their other affiliations are provided below. The address of each officer for purposes of business relating to the Trust is c/o Hotchkis and Wiley Capital Management, LLC, 725 South Figueroa Street, 39th Floor, Los Angeles, California 90017. The officers of the Trust do not receive any compensation from the Funds for their services.

Name and Year of Birth	Position Held with the Trust	Term of Office and Length of Time Served	Principal Occupations During the Past Five Years
Nancy D. Celick* (born 1951)	President and Trustee	President** and Trustee*** since 2001	Chief Operating Officer of the Advisor (2001 - present); First Vice President of Merrill Lynch Investment Advisors, L.P. (2000 — 2001).
Anna Marie Lopez (born 1967)	Vice President, Treasurer and Chief Compliance Officer (“CCO”)	Treasurer since 2001** Vice President since 2004** CCO since 2004**	Chief Compliance Officer of the Advisor (2001 - present).
Mark McMahon (born 1968)	Vice President and Secretary	Vice President and Secretary since 2006**	Director of Mutual Fund Operations of the Advisor (2006 - present); Client Relations Manager of Boston Financial Data Services (1991 - 2006).
* Ms. Celick is an “interested person,” as defined in the 1940 Act, of the Trust based on her position as a Principal and Chief Operating Officer of the Advisor.
** Appointed by and serves at the pleasure of the Board of Trustees of the Trust.
*** As Trustee, Ms. Celick serves until her successor is elected and qualified, until she retires in accordance with the Trust’s retirement policy, or until her death or resignation or removal as provided in the Trust’s Declaration of Trust.

The Board of Trustees has elected the following persons to serve as the officers of the Trust, effective April 1, 2007. Ms. Celick, who has served as President and Trustee of the Trust since 2001, is resigning from those positions effective March 31, 2007, in connection with her resignation and retirement as Chief Operating Officer of the Advisor effective on the same date.

Name and Year of Birth	Position Held with the Trust	Term of Office and Length of Time Served	Principal Occupations During the Past Five Years
Anna Marie Lopez (born 1967)	President and Chief Compliance Officer*	President since 2007 CCO since 2004	Chief Compliance Officer of the Advisor (2001 - present).
James Menvielle (born 1972)	Vice President and Treasurer*	Vice President and Treasurer since 2007	Chief Financial Officer of the Advisor (2006 - present); Controller of Metropolitan West Asset Management, LLC (1997 - 2006).
Mark McMahon (born 1968)	Vice President and Secretary*	Vice President and Secretary since 2006	Director of Mutual Fund Operations of the Advisor (2006 - present); Client Relations Manager of Boston Financial Data Services (1991 - 2006).
* Appointed by and serves at the pleasure of the Board of Trustees of the Trust.

Board of Trustees and Committees

The Board of Trustees of the Trust has three standing committees - an Audit Committee, a Nominating and Governance Committee and a Valuation Committee. The functions performed by each of these committees are described below. Each current Trustee attended 75% or more of the respective meetings of the full Board and of any committees of which he or she was a member that were held during the fiscal year ended June 30, 2006. The full Board of Trustees met five times during the fiscal year ended June 30, 2006.

Each Independent Trustee is a member of the Trust’s Audit Committee. The principal responsibilities of the Audit Committee are to: (i) approve and recommend to the Board the appointment, retention or termination of the Funds’ independent registered public accounting firm; (ii) review with the independent registered public accounting firm the scope, performance and anticipated cost of their audits; (iii) discuss with the independent registered public accounting firm certain matters relating to the Funds’ financial statements, including any adjustment to such financial statements recommended by the independent registered public accounting firm, or any other results of any audit; (iv) request and review the independent registered public accounting firm’s annual representations with respect to their independence, and discuss with the independent registered public accounting firm any relationships or services disclosed in the statement that may impact the independence of the Funds’ independent registered public accounting firm; and (v) consider the comments of the independent registered public accounting firm and management’s responses thereto with respect to the quality and adequacy of the Funds’ accounting and financial reporting policies and practices and internal controls. The Board of Trustees of the Trust has adopted a written charter for the Audit Committee. The Audit Committee held five meetings during the fiscal year ended June 30, 2006.

Each Independent Trustee also is a member of the Trust’s Nominating and Governance Committee. The Committee’s primary function is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Procedures and Guidelines. The Nominating and Governance Committee operates pursuant to its adopted charter. The Committee’s principal criterion for selection of candidates is the candidates’ ability to carry out the responsibilities of the Board. In addition, the Committee considers the following factors, among others: (a) the Board collectively should represent a broad cross section of backgrounds, functional disciplines and experience; (b) candidates should exhibit stature commensurate with the responsibility of representing shareholders; (c) candidates should affirm their availability and willingness to strive for high attendance levels at regular and special meetings, and participate in committee activities as needed; and (d) candidates should represent the best choices available based upon thorough identification, investigation and recruitment. The Committee also considers such other factors as the Committee determines to be relevant in light of the existing composition of the Board and any anticipated vacancies or other transitions (e.g., whether or not a candidate is an “audit committee financial expert” under federal securities laws).

The Nominating and Governance Committee identifies, interviews, evaluates and recommends individuals for membership on the Board. The Nominating and Governance Committee will consider shareholder proposals for candidates to serve as Trustees in the same manner as it evaluates any other potential candidates. Any such proposals should be sent to the Trust in care of the Nominating and Governance Committee chairperson. The final recommendation of a prospective Independent Trustee rests solely with the Nominating and Governance Committee. The Committee held three meetings during the fiscal year ended June 30, 2006.

All three new Trustee nominees were recommended by the Nominating and Governance Committee.

The members of the Trust’s Valuation Committee are all Trustees. The Valuation Committee may take action by vote of any two Valuation Committee members. The Valuation Committee meets to fair value a security whenever the proposed fair valuation of the security by the Advisor would impact a Fund by more than a penny per share. The Valuation Committee did not hold any meetings during the fiscal year ended June 30, 2006.

Trustee Compensation

The Trust does not pay salaries to any of its officers or fees to any of its Trustees affiliated with the Advisor. Until April 1, 2007, the Trust pays to each Independent Trustee, for service to the Trust, a fee of $9,000 per meeting, which includes a $6,000 retainer and $3,000 per regularly scheduled quarterly Board meeting attended. The Audit Committee Chair also receives an additional $1,000 per meeting. As of October 25, 2005, the Lead Trustee receives a $4,000 annual retainer. Effective April 1, 2007, the Trust pays to each Independent Trustee for service to the Trust, an annual retainer of $50,000. The Audit Committee Chair receives an additional $10,000 in annual compensation, the Nominating and Governance Committee Chair receives an additional $5,000 in annual compensation, and the Independent Chairman of the Board receives an additional $10,000 in annual compensation. The Trust reimburses each Independent Trustee for his or her out-of-pocket expenses relating to attendance at Board and Committee meetings.

The following table sets forth the compensation paid by the Trust to each of the Independent Trustees for the fiscal year ended June 30, 2006.

Name	Compensation from the Trust	Pension or Retirement Benefits Accrued as Part of Trust Expense	Estimated Annual Benefits upon Retirement	Aggregate Compensation from Trust and Other Advisor Advised Funds
Randall H. Breitenbach	$39,000	None	None	$39,000
Robert L. Burch III	$36,000	None	None	$36,000
Marcy Elkind, Ph.D.	$36,000	None	None	$36,000
Robert Fitzgerald	$40,000	None	None	$40,000
John A.G. Gavin	$36,000	None	None	$36,000

Trustee/Nominee Ownership of Fund Shares

The following table sets forth, for each current Trustee and nominee, the dollar range of shares owned in each Fund as of December 31, 2006, as well as the aggregate dollar range of shares in the Trust as of the same date.

Name	Core Value Fund	Large Cap Value Fund	Mid-Cap Value Fund	Small Cap Value Fund	All Cap Value Fund	Aggregate Dollar Range of Fund Shares Owned
Independent Trustees
Randall H. Breitenbach	over $100,000	$0	$0	$0	over $100,000	over $100,000
Robert L. Burch III	over $100,000	over $100,000	over $100,000	$0	over $100,000	over $100,000

Name	Core Value Fund	Large Cap Value Fund	Mid-Cap Value Fund	Small Cap Value Fund	All Cap Value Fund	Aggregate Dollar Range of Fund Shares Owned
Marcy Elkind, Ph.D.	over $100,000	$10,001 - $50,000	$10,001 - $50,000	$0	$10,001 - $50,000	over $100,000
Robert Fitzgerald	over $100,000	over $100,000	$0	$0	$0	over $100,000
John A.G. Gavin	over $100,000	$0	$0	over $100,000	over $100,000	over $100,000
Alejandra C. Edwards, Ph.D.	$0	$0	$0	$0	$0	$0
Donald G. Morrison, Ph.D.	$0	$0	$0	$0	$0	$0
Interested Trustee
George H. Davis, Jr.	over $100,000	over $100,000	over $100,000	over $100,000	over $100,000	over $100,000

As of June 30, 2006, none of the Trustees or nominees, other than Mr. Davis, nor any of their immediate family members owned, beneficially or of record, any securities in the Advisor or Quasar Distributors, LLC (the “Distributor”), or any securities in a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Advisor or the Distributor.

Shareholder Communications

The Board of Trustees provides a process for shareholders to communicate with the Board of Trustees as a whole and/or each of the Trustees individually. Shareholders should forward such correspondence by U.S. mail or other courier service to the Secretary of the Trust. Correspondence addressed to the Board will be forwarded to each Trustee, and correspondence addressed to a particular Trustee will be forwarded to that Trustee.

Board Considerations

In selecting the nominees who will serve as new additional Independent Trustees, the Nominating and Governance Committee reviewed the backgrounds and qualifications of several candidates and ultimately selected Alejandra C. Edwards, Ph.D. and Donald G. Morrison, Ph.D. In reaching their determinations, the members of the Nominating and Governance Committee carefully considered all of the factors described above, and, with the subsequent concurrence of the entire Board of Trustees, concluded that these nominees possessed excellent qualifications and their skills would add dimension to the current Board composition. The Nominating and Governance Committee also concluded that these nominees as well as Mr. Davis would ably represent the shareholders’ interests and determined that the nominees should be recommended for election by shareholders of the Funds.

The Board of Trustees approved the proposal for a number of reasons. The Board evaluated the current size of the Board and determined that a larger Board would expand the breadth and depth of the Board by adding Trustees with varied backgrounds and qualifications. The Board also considered that an increase in the number of Independent Trustees on the Board would be beneficial to current and future shareholders of the Funds. The Board also concluded that it was beneficial to have Mr. Davis, a founding

Trustee of the Trust and portfolio manager for certain of the Funds, on the Board and that an increase in the Board’s size would allow Mr. Davis to rejoin the Board.

In addition, the Board considered that an increase in the number of Independent Trustees represents an increase in Trustees’ fees, similar to that instituted by many funds recently, reflecting the increased responsibilities of board members under new regulatory requirements. The Board also considered that the additional fees are immaterial as to the overall expenses of the Funds. The Board believes the governance benefits likely to result from a larger Board should outweigh any of these additional fees.

In determining to recommend the current Trustees of the Trust as nominees to the Board of Trustees, the Board considered the nominees’ business experience, the varied backgrounds and qualifications of each of the nominees, as well as their prior experience serving on the Board. As a result, the Board of Trustees concluded to recommend the election of each of the nominees.

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP serves as the independent registered public accounting firm of the Trust. PricewaterhouseCoopers performs an annual audit of the financial statements of the Funds and provides other accounting and tax services to the Funds. The Funds do not expect any representatives of PricewaterhouseCoopers to be present at the Meetings.

Audit Fees. For the fiscal years ended June 30, 2005 and June 30, 2006, PricewaterhouseCoopers billed the Funds $82,000 and $95,000, respectively, for professional services rendered for the audit of the Funds’ annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

Audit-Related Fees. For the fiscal year ended June 30, 2005 and June 30, 2006, PricewaterhouseCoopers did not bill the Funds for assurance and related services that are reasonably related to the performance of the audit of the Funds’ financial statements and that are not reported above.

Tax Fees. For the fiscal years ended June 30, 2005 and June 30, 2006, PricewaterhouseCoopers billed the Funds $25,000 and $27,250, respectively, for professional services rendered for tax compliance, tax advice and tax planning.

All Other Fees. For the fiscal years ended June 30, 2005 and June 30, 2006, PricewaterhouseCoopers did not bill the Funds for products and services other than the services reported above.

Audit Committee Pre-Approval Policies and Procedures. The Audit Committee has adopted policies and procedures with regard to the pre-approval of services. The Audit Committee shall pre-approve any engagement of the Trust’s independent registered public accounting firm to provide any non-prohibited services to the Trust, including the fees and other compensation to be paid to the independent registered public accounting firm. The Chairman of the Audit Committee may grant the pre-approval of services to the Trust for non-prohibited services for engagements of less than $5,000. All such delegated pre-approvals shall be presented to the Audit Committee no later than the next Audit Committee meeting. The Committee shall also pre-approve any engagement of the independent registered public accounting firm, including the fees and other compensation to be paid to the independent registered public accounting firm, to provide any non-audit services to the Advisor (or any “control affiliate” of the Advisor providing ongoing services to the Trust), if the engagement relates directly to the operations and financial reporting of the Trust. The Chairman of the Audit Committee may grant the pre-approval for non-prohibited services to the Advisor for engagements of less than $5,000. All such delegated pre-approvals shall be presented to the Audit Committee no later than the next Audit Committee meeting. All of the services described above were pre-approved by the Audit Committee.

Non-Audit Fees. For the fiscal years ended June 30, 2005 and June 30, 2006, PricewaterhouseCoopers billed $49,100 and $177,000, respectively, for the Funds, the Advisor or any affiliate of the Advisor that provides services to the Funds for non-audit fees. These fees include tax services provided to the Funds as noted above.

The Audit Committee has considered whether the provision of non-audit services that were rendered to the Advisor and any affiliate of the Advisor that provides services to the Funds that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining PricewaterhouseCoopers’ independence.

Vote Required and Recommendation

The affirmative vote of a plurality of the aggregate outstanding shares of the Trust present in person or by proxy and voting is necessary to elect each of the Trustee nominees.

THE BOARD OF TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES, BELIEVES THAT THE ELECTION OF EACH NOMINATED TRUSTEE IS IN THE BEST INTERESTS OF THE TRUST AND ITS SHAREHOLDERS. THE BOARD RECOMMENDS VOTES “FOR” ELECTION OF EACH NOMINEE.

SPECIAL MEETING TO AMEND INVESTMENT RESTRICTION
PROPOSAL 2 : APPROVAL OF A CHANGE IN FUNDAMENTAL INVESTMENT POLICY

Shareholders are being asked to consider the amendment of a fundamental investment policy to allow each Fund to engage in securities lending. The Funds’ current fundamental policy on the lending of money or other assets is as follows: “Except as noted, none of the Funds may… make loans, except through repurchase agreements.” If shareholders of the Funds approve this proposal, the Funds’ fundamental policy on the lending of money or other assets will be revised to read as follows: “Except as noted, none of the Funds may… make loans except to the extent permitted by the Investment Company Act of 1940, as amended, and any regulations, interpretations or exemptive or other relief granted thereunder.” The Funds do not presently intend to participate in securities lending but will do so only if the Board of Trustees approves and there is an opportunity to benefit the Funds.

Under the proposed new policy, each Fund may lend its portfolio securities from time to time for the purpose of seeking additional income. In addition, the Advisor would adopt policies to ensure that each Fund participates fairly in securities lending opportunities. Securities lending has been a common practice among many mutual funds and other institutional investors, and the Advisor believes the Funds and their shareholders should benefit from the opportunity to loan portfolio securities. Each Fund would engage in securities lending only to the extent consistent with its investment objectives.

If this proposal is approved, each Fund will be authorized to lend its portfolio securities to well-known and recognized U.S. and foreign brokers, dealers and banks. These loans, if and when made, may not exceed one-third of the value of the Fund’s total assets. The Funds’ loans of securities will be collateralized by cash, letters of credit, government securities or other liquid securities. The Funds will retain the right to all interest and dividends payable with respect to the loaned securities. If a Fund lends its portfolio securities it may charge the borrower a negotiated fee and retain the ability to terminate the loan at any time. Cash, instruments or securities collateralizing a Fund’s loans of securities are segregated and maintained at all times with the Trust’s custodian, or with a designated sub-custodian, in an amount at least equal to the current market value of the loaned securities. In lending securities, a Fund will be subject to risks, including the potential inability to recall the loaned securities should the borrower fail financially, and the possible loss in market value of the collateral. However, loans would be made only when the Advisor believes the income justifies the attendant risks.

If a Fund loans its portfolio securities, it will adhere to the following conditions whenever its portfolio securities are loaned: (i) the loan is secured continuously by collateral consisting of cash, short-term high-quality debt securities, including U.S. Government securities, negotiable certificates of deposit, bankers’ acceptances or letters of credit, and other liquid securities described in the Funds’ registration statement, in each case maintained on a daily marked-to-market basis in an amount at least equal to the current market value of the securities loaned; (ii) the Fund may at any time call the loan and obtain the return of the securities loaned; (iii) the Fund will receive any interest or dividends paid on the loaned securities; and (iv) the aggregate market value of securities loaned will not at any time exceed one third of the total assets of the Fund, including collateral received from such loans.

Vote Required and Recommendation

The affirmative vote of a majority of a Fund’s outstanding voting securities (as defined in the 1940 Act) is required to approve the proposed amendment to the Fund’s fundamental investment restrictions. The 1940 Act defines a vote of a majority of a fund’s outstanding voting securities as the lesser of (a) 67% or more of the shares present at the meeting if more than 50% of the shares entitled to vote are present or represented by proxy, or (b) more than 50% of the shares entitled to vote.

THE BOARD OF TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES, BELIEVES THAT THE PROPOSAL TO AMEND THE FUNDAMENTAL INVESTMENT POLICY TO ALLOW SECURITIES LENDING IS IN THE BEST INTERESTS OF EACH FUND AND ITS SHAREHOLDERS. THE BOARD RECOMMENDS A VOTE “FOR” THIS PROPOSAL.

OTHER INFORMATION

General

The cost of preparing, printing and mailing this Proxy Statement and the accompanying proxy cards and all other costs incurred in connection with the solicitation of proxies, including any additional solicitation made by letter, telephone, telegraph, via internet or in person will be paid by the Trust. In addition to solicitation by mail, certain officers and representatives of the Trust, officers, employees or agents of the Advisor, and certain financial service firms and their representatives, who will receive no extra compensation for their services, may solicit proxies by telephone, telegram, telegraph, via internet or in person.

Proposals of Shareholders

Under Delaware law, the Trust is not required to hold annual shareholder meetings, and currently does not intend to hold such meetings unless shareholder action is required in accordance with the 1940 Act. Since the Trust does not hold regular meetings of shareholders, the anticipated date of the next special shareholder meeting cannot be provided. If a shareholder meeting is called, any shareholder who wishes to submit a proposal for consideration at the meeting should submit the proposal promptly to the Funds. The submission of a proposal does not guarantee its inclusion in the Proxy Statement. Any proposal to be considered for submission to shareholders must comply with applicable federal and state laws and must be received a reasonable time before the Trust begins to print and mail the proxy materials.

Other Matters to Come Before the Meetings

The Board is not aware of any matters that will be presented at either Meeting other than the matters set forth in this Proxy Statement. Should any other matters requiring a vote of shareholders arise, each accompanying proxy card will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote the shares as to any such other matters to come before the relevant Meeting in accordance with their best judgment in the interest of the Funds.

Voting, Quorum

The Trust’s Declaration of Trust provides that the presence at a shareholder meeting in person or by proxy of at least one-third (33-1/3%) of the outstanding shares of the Trust entitled to vote constitutes a quorum. Thus, a Meeting could not take place on its scheduled date if less than one-third of the shares of the Trust were represented at such Meeting. If, by the time scheduled for the Meeting, a quorum of shareholders of the Trust is not present or if a quorum is present but sufficient votes in favor of a proposal are not received, the persons named as proxies may propose one or more adjournments of the meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of the votes cast on the question in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote in favor or against such adjournment in direct proportion to the proxies received for or against such proposal.

In tallying shareholder votes at the Special Meeting to Elect Trustees, abstentions (i.e., shares for which a proxy is presented, but which abstains from voting on one or more matters) and “broker non-votes” (i.e., shares held by brokers or nominees for which proxies are presented but as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote; or (ii) the broker or nominee does not have discretionary voting power on a particular matter), will be counted for purposes of determining whether a quorum is present for the conduct of business at the Meeting. Because the election of Trustees is not a non-routine matter, at the Special Meeting to Elect Trustees, brokers that hold shares in nominee accounts will be required to vote for all nominees, and applicable rules permit brokers to so vote, if beneficial owners have not submitted any instructions.

In tallying shareholder votes at the Special Meeting to Amend Investment Restriction, abstentions will be counted, and broker non-votes will not be counted, for purposes of determining whether a quorum is present for the conduct of business at the Meeting. Broker non-votes will be disregarded in calculating the percentage of votes cast in favor of or against the proposal to amend the Funds’ fundamental investment policy to allow securities lending.

Any shareholder giving a proxy may revoke it at any time before it is exercised by submitting to the Funds a written notice of revocation or a subsequently executed proxy, or by attending the Meeting and electing to vote in person.

Service Providers

Hotchkis and Wiley Capital Management, LLC, 725 South Figueroa Street, 39th Floor, Los Angeles, California 90017, serves as the investment adviser of the Funds. U.S. Bancorp Fund Services, LLC (“U.S. Bancorp”), 615 East Michigan Street, 3rd Floor, Milwaukee, Wisconsin 53202, currently serves as the Funds’ administrator and fund accountant. Quasar Distributors, LLC, located at the same address as U.S. Bancorp, serves as the Funds’ principal underwriter pursuant to a Distribution Agreement.

Control Persons and Principal Holders of Fund Shares

All Trustees and officers as a group owned less than 1% of the outstanding shares of the Large Cap Value, Mid-Cap Value, Small Cap Value and Core Value Funds, and 2.22% of the All Cap Value

Fund as of February 28, 2007. In addition, to the knowledge of the Trust, the following entities owned 5% or more of the outstanding shares of a class of a Fund as of February 28, 2007:

Core Value Fund	Class I	Class A	Class C
Charles Schwab & Co. Inc.* Reinvestment Account 101 Montgomery Street San Francisco, CA 94104-4122	12.67%	6.24%

Merrill Lynch Pierce Fenner & Smith Inc.* For the Sole Benefit of Our Customers 4800 Deer Lake Drive East Jacksonville, FL 32246-6484		20.75%	48.37%

Prudential Investment Management*, ** 100 Mulberry Street 3 Gateway Center Suite 11 Newark, NJ 07102-4000	57.55%

Large Cap Value Fund	Class I	Class A	Class C	Class R
American Express* 996 AXP Financial Center Minneapolis, MN 55474-00009	5.95%

Charles Schwab & Co. Inc.* Reinvestment Account 101 Montgomery Street San Francisco, CA 94104-4122	10.32%	5.11%

Fidelity Investments Institutional* 100 Magellan Way Covington, KY 41015-1999	15.70%

Hartford Life Insurance* P.O. Box 2999 Hartford, CT 06104-2999		6.18%		40.49%

Merrill Lynch Pierce Fenner & Smith Inc.* For the Sole Benefit of Our Customers 4800 Deer Lake Drive East Jacksonville, FL 32246-6484	11.23%	15.17%	56.65%	32.34%

Mid-Cap Value Fund	Class I	Class A	Class C	Class R
Charles Schwab & Co. Inc.* Reinvestment Account 101 Montgomery Street San Francisco, CA 94104-4122	6.47%	12.19%

Fidelity Investments Institutional* 100 Magellan Way Covington, KY 41015-1999	34.90%

Hartford Life Insurance* PO Box 2999 Hartford, CT 06104-2999				19.92%

Mid-Cap Value Fund	Class I	Class A	Class C	Class R

Merrill Lynch Pierce Fenner & Smith Inc.* For the Sole Benefit of Our Customers 4800 Deer Lake Drive East Jacksonville, FL 32246-6484	11.50%	22.26%	59.50%	65.27%

Prudential Investment Management* 100 Mulberry Street 3 Gateway Center Suite 11 Newark, NJ 07102-4000	8.58%

Small Cap Value Fund	Class I	Class A	Class C
JP Morgan Chase 50534 AXP Financial Center Minneapolis, MN 55474-0505	6.42%

Merrill Lynch Pierce Fenner & Smith Inc. *, ** For the Sole Benefit of Our Customers 4800 Deer Lake Drive East Jacksonville, FL 32246-6484	59.65%	25.68%	72.13%

PIMS/Prudential Retirement As Nominee for the Trustee* The City of Seattle 710 Second Avenue, 12th Floor Seattle, WA 98104	5.33%

Prudential Investment Management* 100 Mulberry Street 3 Gateway Center Suite 11 Newark, NJ 07102-4000		5.03%

All Cap Value Fund	Class I	Class A	Class C
Charles Schwab & Co. Inc.* Reinvestment Account 101 Montgomery Street San Francisco, CA 94104-4122		5.79%

Hughes Investment Partnership LLC* 10100 Santa Monica Boulevard, Suite 800 Los Angeles, CA 90067-4105	14.92%

Merrill Lynch Pierce Fenner & Smith Inc.*, ** For the Sole Benefit of Our Customers 4800 Deer Lake Drive East Jacksonville, FL 32246-6484		27.83%	59.21%

Middlesex School Massachusetts* 1400 Lowell Road Concord, MA 01742-5255	15.21%

National Financial Services LLC* 200 Liberty Street New York, NY 10281-1003	13.68%

Stephens Inc.* 111 Center Street Little Rock, AR 72201-4402	13.12%

*	Shares are believed to be held only as nominee.
**
Entity was the owner of record (although not necessarily the beneficial owner) of 25% or more of the outstanding shares of the Fund, and therefore may be presumed to “control” the Funds, as that term is defined by 1940 Act.

Shareholders who do not expect to be present at the Meetings are requested to mark, sign and date BOTH of the enclosed proxy cards and return them in the enclosed envelope. You may also vote by telephone or over the Internet as described on the enclosed proxy cards. No postage is required if mailed in the United States.

By Order of the Board of Trustees

/s/ Nancy D. Celick

Nancy D. Celick
President of the Trust and
Chairman of the Board of Trustees

THREE EASY WAYS TO VOTE YOUR PROXY
----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
TO VOTE BY TELEPHONE	TO VOTE BY INTERNET	TO VOTE BY MAIL
1) Read the Proxy Statement and have the proxy cards below at hand.	1) Read the Proxy Statement and have the proxy cards below at hand.	1) Read the Proxy Statement and have BOTH proxy cards below at hand.
2) Call the toll-free number printed on your proxy card.	2) Go to the website listed on your proxy card.	2) Check the appropriate boxes on the reverse sides of BOTH proxy cards.
3) Follow the simple recorded instructions.	3) Follow the simple on-screen instructions.	3) Sign and date BOTH proxy cards.
4) Return BOTH proxy cards in the envelope provided.
----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
IF YOU VOTE BY TELEPHONE OR INTERNET, DO NOT MAIL YOUR CARDS.

YOUR VOTE IS VERY IMPORTANT!
PLEASE SIGN, DATE AND RETURN THIS
PROXY CARD IN THE
ENCLOSED ENVELOPE TODAY.

Your Proxy Vote is important!

And now you can Vote your Proxy on the PHONE or the INTERNET.

It saves Money! Telephone and Internet voting saves postage costs. These savings can help minimize fund expenses.

It saves Time! Telephone and Internet voting is instantaneous - 24 hours a day.

It’s Easy! Just follow these simple steps:

1. Read your proxy statement and have it at hand.

2. Call toll-free 1-866-241-6192 or go to website: https://vote.proxy-direct.com

3. Enter the 14-digit number located in the shaded box from your Proxy Card.

4. Follow the recorded or on-screen directions.

5. Do not mail your Proxy Card when you vote by phone or Internet.

Please detach at perforation before mailing.

PROXY	HOTCHKIS AND WILEY FUNDS	PROXY
PROXY FOR SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD MAY 18, 2007

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF HOTCHKIS AND WILEY FUNDS. The undersigned Shareholder(s) of the Hotchkis and Wiley Funds (the “Trust”), hereby appoint(s) Anna Marie Lopez and James Menvielle, each with full power of substitution, the proxy or proxies of the undersigned to attend the Special Meeting of Shareholder to Elect Trustees (the “Special Meeting”) of the Trust to be held on May 18, 2007, 8:00 a.m. Pacific Time, at the offices of Hotchkis and Wiley Capital Management, LLC (the “Advisor”), 725 South Figueroa Street, 39th Floor, Los Angeles, California 90017 and any adjournments thereof, to vote all of the shares of the Trust that the signer would be entitled to vote if personally present at the Special Meeting and on any other matters brought before the Special Meeting, all as set forth in the Notice of Special Meetings of Shareholders. Said proxies are directed to vote or refrain from voting pursuant to the Proxy Statement.

All properly executed proxies will be voted as directed herein by the signing Shareholder(s). If no direction is given when the duly executed proxy is returned, such shares will be voted FOR the Proposal.

VOTE VIA THE INTERNET: https://vote.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-866-241-6192

The undersigned acknowledges receipt with this proxy card of a copy of the Notice of Special Meetings of Shareholders and the Proxy Statement. Your signature(s) on this proxy card should be exactly as your name or names appear on this proxy card. If the shares are held jointly, each holder should sign. If signing is by attorney, executor, administrator, trustee or guardian, please print your full title below your signature.

_______________________________________________________
Signature(s)
_______________________________________________________
Signature(s)

_______________________________________________________
Date HKW_00000A

YOUR VOTE IS VERY IMPORTANT!
PLEASE SIGN, DATE AND RETURN THIS
PROXY CARD IN THE
ENCLOSED ENVELOPE TODAY.

Please detach at perforation before mailing.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example:

The Board of Trustees of the Trust recommends a vote “FOR” the proposal to:

			FOR	WITHHOLD	FOR ALL
1. Elect eight Trustees to the Board of Trustees.			ALL	ALL	EXCEPT

01. Randall H. Breitenbach	02. Robert L. Burch III	03. John A.G. Gavin	☐	☐	☐
04. Marcy Elkind, Ph.D.	05. Robert Fitzgerald	06. George H. Davis, Jr.
07. Alejandra C. Edwards, Ph.D.	08. Donald G. Morrison, Ph.D.

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the box “FOR ALL EXCEPT”
and write the nominee’s number on the line provided below.

HKW_00000A

YOUR VOTE IS VERY IMPORTANT!
PLEASE SIGN, DATE AND RETURN THIS
PROXY CARD IN THE
ENCLOSED ENVELOPE TODAY.

Your Proxy Vote is important!

And now you can Vote your Proxy on the PHONE or the INTERNET.

It saves Money! Telephone and Internet voting saves postage costs. These savings can help minimize fund expenses.

It saves Time! Telephone and Internet voting is instantaneous - 24 hours a day.

It’s Easy! Just follow these simple steps:

1. Read your proxy statement and have it at hand.

2. Call toll-free 1-866-241-6192 or go to website: https://vote.proxy-direct.com

3. Enter the 14-digit number located in the shaded box from your Proxy Card.

4. Follow the recorded or on-screen directions.

5. Do not mail your Proxy Card when you vote by phone or Internet.

Please detach at perforation before mailing.

PROXY	HOTCHKIS AND WILEY FUNDS	PROXY
PROXY FOR SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD MAY 18, 2007

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF HOTCHKIS AND WILEY FUNDS. The undersigned Shareholder(s) of the Hotchkis and Wiley Funds (the “Trust”), hereby appoint(s) Anna Marie Lopez and James Menvielle, each with full power of substitution, the proxy or proxies of the undersigned to attend the Special Meeting of Shareholder to Elect Trustees (the “Special Meeting”) of the Trust to be held on May 18, 2007, 8:00 a.m. Pacific Time, at the offices of Hotchkis and Wiley Capital Management, LLC (the “Advisor”), 725 South Figueroa Street, 39th Floor, Los Angeles, California 90017 and any adjournments thereof, to vote all of the shares of the Trust that the signer would be entitled to vote if personally present at the Special Meeting and on any other matters brought before the Special Meeting, all as set forth in the Notice of Special Meetings of Shareholders. Said proxies are directed to vote or refrain from voting pursuant to the Proxy Statement.

All properly executed proxies will be voted as directed herein by the signing Shareholder(s). If no direction is given when the duly executed proxy is returned, such shares will be voted FOR the Proposal.

VOTE VIA THE INTERNET: https://vote.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-866-241-6192

The undersigned acknowledges receipt with this proxy card of a copy of the Notice of Special Meetings of Shareholders and the Proxy Statement. Your signature(s) on this proxy card should be exactly as your name or names appear on this proxy card. If the shares are held jointly, each holder should sign. If signing is by attorney, executor, administrator, trustee or guardian, please print your full title below your signature.

_______________________________________________________
Signature(s)
_______________________________________________________
Signature(s)

_______________________________________________________
Date HKW_00000A

YOUR VOTE IS VERY IMPORTANT!
PLEASE SIGN, DATE AND RETURN THIS
PROXY CARD IN THE
ENCLOSED ENVELOPE TODAY.

Please detach at perforation before mailing.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example:

The Board of Trustees of the Trust recommends a vote “FOR” the proposal to:
	FOR	AGAINST	ABSTAIN
2. To Approve an amendment to the Funds’ fundamental investment policy to allow securities lending.	☐	☐	☐

HKW_00000B